SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2005
Delta Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)
Colorado 333-82636 91-2102350
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
1122 6th Avenue, Seattle, Washington 98109
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone number, including area code 866-355-3644
______________________________________________ (Former name or former address, if change since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

4.01 Changes in Registrant’s Certifying Accountant.

Morgan and Company (the "Former Accountant") resigned as principal accountants for Delta Oil & Gas, Inc. (the "Company") on April 4, 2005. The Company has engaged Telford Sadovnick, P.L.L.C., CPA’s ("Telford") as its principal accountants effective April 5, 2005. The decision to change accountants has been approved by the Company's board of directors.  The Company did not consult with Telford on any matters prior to retaining such firm as its principal accountants.

The Former Accountant's report dated March 31, 2004 on the Company's balance sheets as of December 31, 2003 and 2002, and the statements of operations, cash flows, and changes in stockholders' deficiency for the years ended December 31, 2003 and 2002, and for the cumulative period from inception, January 9, 2001, to December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audited balance sheets as of December 31, 2003 and 2002, and the statements of operations, cash flows, and changes in stockholders' deficiency for the years ended December 31, 2003 and 2002, and for the cumulative period from inception, January 9, 2001, to December 31, 2003, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such periods.

In connection with the audited balance sheets as of December 31, 2003 and 2002, and the statements of operations, cash flows, and changes in stockholders' deficiency for the years ended December 31, 2003 and 2002, and for the cumulative period from inception, January 9, 2001, to December 31, 2003, and the subsequent reviews of interim periods through April 4, 2005, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company has provided the Former Accountant with a copy of a draft Form 8-K disclosing the resignation of the Former Accountant on April 4, 2005 and has requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the Former Accountant's response is attached hereto and incorporated herein by this reference.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

16.1  Letter from Morgan & Company, Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delta Oil & Gas, Inc.

Douglas Bolen
Douglas Bolen
Chief Executive Officer, Chief Financial Officer, & Director

Date:        April 5, 2005